Dreyfus

Massachusetts

Municipal Money

Market Fund

SEMIANNUAL REPORT July 31, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                             Dreyfus Massachusetts  Municipal Money Market Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Massachusetts Municipal Money Market Fund, covering the six-month period from February 1, 2001 through July 31, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Scott Sprauer.

While 2001 has been difficult for the U.S. economy thus far, we have recently seen signs that economic improvement may be in sight. The Federal Reserve Board has aggressively eased monetary policy, reducing short-term interest rates by
2.75 percentage points so far in 2001, a move designed to help revive the economy by reducing borrowing costs for corporations and consumers. The initial wave of refunds from the $1.3 trillion federal tax cut could further stimulate economic growth and help to reduce inventories of products on manufacturers' shelves. Based on these and other factors, we believe that the current economic slowdown should give way to renewed economic growth by the end of this year.

Of course, our economic perspective may change as new information becomes available. We encourage you to contact your financial advisor for information about ways to refine your investment strategies in the current environment. For additional market perspectives, point your web browser to www.dreyfus.com and go to the Market Commentary section.

Thank you for your continued confidence and support.

Sincerely,


/s/Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
August 15, 2001




DISCUSSION OF FUND PERFORMANCE

Scott Sprauer, Portfolio Manager

How did Dreyfus Massachusetts Municipal Money Market Fund perform during the period?

For the six-month period ended July 31, 2001, the fund produced an annualized yield of 2.78% . Taking into account the effects of compounding, the fund produced an annualized effective yield of 2.81%.(1)

We attribute the fund's performance to falling interest rates in an environment of slow economic growth. However, our strategy of maintaining the fund's weighted average maturity at a point that was longer than the average for its peers helped the fund maintain relatively high yields for as long as we deemed practical.

What is the fund's investment approach?

The fund's objective is to seek as high a level of current income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital and the maintenance of liquidity. The fund also seeks to maintain a stable $1.00 share price.

In pursuing the fund's objective, we employ two primary strategies. First, we attempt to add value by constructing a diverse portfolio of high quality, tax-exempt money market instruments from Massachusetts issuers. Second, we actively manage the fund's average maturity in anticipation of interest-rate trends and supply-and-demand changes in Massachusetts' short-term municipal marketplace.

For example, if we expect an increase in short-term supply, we may decrease the average maturity of the fund, which should position the fund to purchase new securities with higher yields, should higher yields materialize as a result of an increase in short-term supply. Yields tend to rise when there is an increase in new-issue supply competing for investor interest. New securities generally are issued with maturities in the one-year range and tend to lengthen the fund's weighted

                                                                      The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

average maturity. If we anticipate limited new-issue supply, we may extend the portfolio's average maturity to maintain then current yields for as long as we think practical. At other times, we try to maintain an average maturity that reflects our view of short-term interest-rate trends and future supply-and-demand considerations.

What other factors influenced the fund's performance?

Falling interest rates in a weakening economy were the primary driver of the fund's performance during the reporting period. In an effort to stimulate economic growth, the Federal Reserve Board reduced short-term interest rates by
1.75 percentage points in four separate moves during the reporting period. In this declining interest-rate environment, yields on tax-exempt money market instruments generally fell.

In anticipation of falling interest rates, the fund began the period with a weighted average maturity -- a measure of sensitivity to changing interest rates -- that was considerably longer than the average for its peers. We implemented this strategy during the second half of 2000, before the reporting period began, when yields on one-year municipal notes were relatively high. This strategy enabled the fund to maintain higher yields while interest rates declined.

From a security selection perspective, the supply of new municipal notes continued to be adequate in Massachusetts. The relatively steady flow of new municipal note issuance enabled us to focus on solid credits, a strategy that was particularly important in a slowing economy. However, variable-rate demand notes (VRDNs) -- on which yields are reset either daily or weekly -- provided the most attractive risk/reward characteristics, in our opinion. At times,
weekly   VRDNs   offered   higher   yields   than  one-year  fixed-rate  notes.


What is the fund's current strategy?

Over the near term, we expect the market to be influenced by changes in the balance between the supply of tax-exempt money market instruments from Massachusetts issuers and investor demand for those securities. As the economy deteriorated during the period, demand for tax-exempt money market instruments intensified from individuals seeking an investment alternative to a highly volatile stock market. At the same time, there has been little change in the number or volume of new issues from Massachusetts municipalities, which helped to contribute to the decline in yields among municipal money market instruments

In this market environment, we have continued to hold the higher yielding notes purchased for the fund last fall. Because most of these notes mature near the end of the calendar year, when technical factors have historically produced higher yields, we expect in the meantime to avoid the pitfalls of reinvesting at very low yields. Of course, portfolio composition and markets can change at any time.

August 15, 2001

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-MASSACHUSETTS RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund



STATEMENT OF INVESTMENTS

July 31, 2001 (Unaudited)



                                                                                               Principal
TAX EXEMPT INVESTMENTS--98.4%                                                                 Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
Acton and Boxborough Regional School District

   GO Notes, BAN 3.75%, 4/5/2002                                                              3,200,000                3,213,426

Town of Agawan, GO Notes, BAN 4.60%, 12/21/2001                                               4,600,000                4,605,834

Town of Auburn, GO Notes, BAN 4.625%, 12/7/2001                                               5,783,755                5,789,287

Town of Billerica, GO Notes, BAN 4.12%, 1/11/2002                                             4,000,000                4,008,092

Town of Bourne, GO Notes, BAN 3.75%, 3/22/2002                                                4,145,000                4,159,089

Town of Canton Housing Authority, Multi-Family Housing

  Mortgage Revenue, Refunding, VRDN

   (Canton Arboretum Apartments) 2.85% (LOC; FNMA)                                            6,000,000  (a)           6,000,000

Town of Danvers, GO Notes, BAN 3.75%, 12/21/2001                                              1,130,000                1,132,004

Town of Dracut, GO Notes, BAN 3%, 9/27/2001                                                   3,950,000                3,952,126

Town of Gloucester, GO Notes, BAN 4.75%, 8/3/2001                                             2,082,875                2,082,922

Town of Kingston, GO Notes, BAN 3.75%, 3/8/2002                                               4,436,000                4,446,301

Town of Littleton, GO Notes, BAN 3.50%, 5/3/2002                                              9,325,000                9,369,466

Town of Mashpee, GO Notes 4.75%, 11/15/2001

   (Insured; FGIC)                                                                              292,000                  292,245

State of Massachusetts:

  GO Notes:

      BAN 5%, 9/6/2001                                                                        6,750,000                6,756,796

      VRDN:

         (Central Artery) 2.80% (Liquidity Facility;
            Landesbank Baden-Wurttmberg)                                                      8,500,000  (a)           8,500,000

         Refunding:

            2.45% (Liquidity Facility; Landesbank Hessen)                                    22,550,000  (a)          22,550,000

            2.60% (Liquidity Facility; Commerzbank)                                          10,000,000  (a)          10,000,000

   Revenue, Refunding, VRDN 2.45% (Liquidity Facility;

      State Street Bank and Trust Co.)                                                        2,100,000  (a)           2,100,000

Massachusetts Development Finance Agency, VRDN:

  College and University Revenue (Clark University)

    2.55% (Insured; AMBAC and Liquidity Facility;

      Fleet Bank)                                                                             7,000,000  (a)           7,000,000

   IDR:

      (Ahead Headgear Inc.) 2.70% (LOC; Fleet Bank)                                           3,685,000  (a)           3,685,000

      (ECM Plastics Issue) 2.79% (LOC; PNC Bank)                                              3,300,000  (a)           3,300,000

      (Ocean Spray Cranberries Project) 2.65%
         (LOC; Wachovia Bank)                                                                 8,515,000  (a)           8,515,000

      (Salema Family Limited Partnership) 2.70%

         (LOC; Fleet Bank)                                                                    2,300,000  (a)           2,300,000



                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

Massachusetts Development Finance Agency, VRDN (continued):

  Revenue:

    (Alliance of Massachusetts Inc. Project)

         2.69% (LOC; PNC Bank)                                                                4,000,000  (a)           4,000,000

      (Childrens Museum) 2.55% (LOC; Citizens Bank)                                           4,000,000  (a)           4,000,000

      (Draper Laboratory) 2.60% (Insured; MBIA and Liquidity

         Facility; Morgan Guaranty Trust Co.)                                                 5,000,000  (a)           5,000,000

      (Elderhostel Inc.) 2.55% (LOC; Royal Bank of Scotland)                                  5,250,000  (a)           5,250,000

Massachusetts Health and Educational Facilities Authority

  VRDN:

    College and University Revenue

         (Becker College) 2.55% (LOC; Fleet Bank)                                             5,020,000  (a)           5,020,000

      Revenue, Capital Asset Program

         2.70% (Insured; MBIA and Liquidity Facility;

         State Street Bank and Trust Co.)                                                     7,400,000  (a)           7,400,000

Massachusetts Housing Finance Agency, VRDN:

  Housing Revenue (Putters)

      2.47% (Insured; FSA and LOC;
      Morgan Guaranty Trust Co.)                                                              6,560,000  (a)           6,560,000

   MFHR, Refunding (Harbor Point)

      2.60% (Insured; GNMA and Liquidity Facility; HSBC

      Bank USA)                                                                              16,900,000  (a)          16,900,000

Massachusetts Industrial Finance Agency, VRDN:

  College and University Revenue:

    (Milton Academy) 2.55% (Insured; MBIA and

         Liquidity Facility; Fleet Bank)                                                      2,000,000  (a)           2,000,000

      (Newbury College) 2.60% (LOC; Fleet Bank)                                               5,375,000  (a)           5,375,000

      Refunding (Showa Women's Institute Inc.)

         2.85% (LOC; The Bank of New York)                                                    1,000,000  (a)           1,000,000

   Industrial Revenue:

      (Cambridge Isotope Laboratories Inc.)

         2.70% (LOC; Fleet Bank)                                                              3,190,000  (a)           3,190,000

      (Peterson American Corp. Project)

         3% (LOC; Bank One Corp.)                                                               900,000  (a)             900,000

   IDR (Hi-Tech Mold & Tool) 2.70% (LOC; Royal

      Bank of Scotland)                                                                       2,315,000  (a)           2,315,000

   PCR (Holyoke Water Power Co. Project)

      2.55% (LOC; Toronto Dominion Bank)                                                      3,800,000  (a)           3,800,000

   Revenue (Governor Dummer Academy)

      2.55% (LOC; State Street Bank and Trust Co.)                                            1,500,000  (a)           1,500,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

Massachusetts Port Authority, Industrial Revenue

   (Bosfuel Project) 5%, 7/1/2002 (Insured; MBIA)                                               700,000                  712,843

Massachusetts Water Pollution Abatement Trust, Revenue

   Pooled Loan Program 4%, 8/1/2001                                                           2,565,000                2,565,000

Massachusetts Water Resource Authority:

  CP:

      2.70%, 8/13/2001 (LOC; Morgan Guaranty Trust Co.)                                       4,000,000                4,000,000

      2.60%, 9/4/2001 (LOC; Morgan Guaranty Trust Co.)                                        5,000,000                5,000,000

      2.70%, 9/7/2001 (LOC; Morgan Guaranty Trust Co.)                                       10,000,000               10,000,000

   Water Revenue:

      6.50%, 12/1/2001                                                                        1,500,000  (b)           1,547,357

      6.875%, 12/1/2001                                                                         900,000  (b)             925,910

      VRDN (Multi-Modal)

         2.50% (Insured; AMBAC and Liquidity Facility:

         Bank of Nova Scotia, Commerzbank and Dexia

         Credit Locale de France)                                                            10,000,000  (a)          10,000,000

Maynard, GO Notes, BAN 4.50%, 2/15/2002                                                       2,797,900                2,815,521

North Reading, GO Notes, BAN 4.75%, 9/28/2001                                                 3,587,000                3,589,291

Northhampton, GO Notes, BAN 4.75%, 10/26/2001                                                 7,206,000                7,212,333

Norwell, GO Notes, BAN:

   5%, 10/18/2001                                                                             3,000,000                3,003,680

   4%, 2/22/2002                                                                              5,000,000                5,020,387

Upton, GO Notes, BAN 3.75%, 12/20/2001                                                        3,500,000                3,506,066

Uxbridge, GO Notes, BAN 3.50%, 9/28/2001                                                      1,880,000                1,881,201

Town of Westfield, GO Notes, BAN 3.75%, 10/19/2001                                            1,517,000                1,520,167

Williamstown, GO Notes, BAN 4.75%, 9/20/2001                                                  3,045,000                3,046,798
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $264,304,395)                                                             98.4%              264,314,142

CASH AND RECEIVABLES (NET)                                                                         1.6%                4,257,495

NET ASSETS                                                                                       100.0%              268,571,637




Summary of Abbreviations

AMBAC                American Municipal Bond
                         Assurance Corporation

BAN                  Bond Anticipation Notes

CP                   Commercial Paper

FGIC                 Financial Guaranty
                         Insurance Company

FNMA                 Federal National Mortgage
                         Association

FSA                  Financial Security Assurance

GO                   General Obligation

GNMA                 Government National
                         Mortgage Association

IDR                  Industrial Development Revenue

LOC                  Letter of Credit

MBIA                 Municipal Bond Investors
                         Assurance Insurance
                         Corporation

MFHR                 Multi-Family Housing Revenue

PCR                  Pollution Control Revenue

VRDN                 Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)



Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

F1+/F1                           VMIG1/MIG1, P1                  SP1+/SP1, A1+/A1                                 65.3

AAA/AA (c)                       Aaa/Aa (c)                      AAA/AA (c)                                        6.8

Not Rated (d)                    Not Rated (d)                   Not Rated (d)                                    27.9

                                                                                                                 100.0

(A)  SECURITIES  PAYABLE  ON  DEMAND.  VARIABLE  INTEREST--SUBJECT  TO  PERIODIC
     CHANGES.

(B)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH ARE HELD IN  ESCROW  AND ARE  USEDTO  PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(C)  NOTES WHICH ARE NOT F, MIG OR SP RATED ARE  REPRESENTED  BY BOND RATINGS OF
     THE ISSUERS.

(D)  SECURITIES WHICH, WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

(E)  AT JULY 31, 2001, THE FUND HAD $86,746,236  (32.3% OF NET ASSETS)  INVESTED
     IN SECURITIES  WHOSE  PAYMENT OF PRINCIPAL  AND INTEREST IS DEPENDENT  UPON
     REVENUES GENERATED FROM CITY-MUNICIPAL PROJECTS.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



STATEMENT OF ASSETS AND LIABILITIES

July 31, 2001 (Unaudited)

                                                             Cost         Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           264,304,395   264,314,142

Cash                                                                  1,931,602

Interest receivable                                                   2,467,922

Prepaid expenses                                                          5,849

                                                                    268,719,515
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           121,313

Accrued expenses                                                         26,565

                                                                        147,878
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      268,571,637
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     268,580,112

Accumulated net realized gain (loss) on investments                    (18,222)

Accumulated gross unrealized appreciation of investments                  9,747
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      268,571,637
-------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized)
                                                                    268,595,007

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended July 31, 2001 (Unaudited)

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      4,338,895

EXPENSES:

Management fee--Note 2(a)                                              647,886

Shareholder servicing costs--Note 2(b)                                  48,156

Professional fees                                                       16,444

Custodian fees                                                          16,131

Registration fees                                                       10,161

Prospectus and shareholders' reports                                     7,084

Trustees' fees and expenses--Note 2(c)                                   4,608

Miscellaneous                                                            4,821

TOTAL EXPENSES                                                         755,291

INVESTMENT INCOME--NET                                               3,583,604
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($):

Net realized gain (loss) on investments                                 12,534

Net unrealized appreciation (depreciation) on investments                  545

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                  13,079

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 3,596,683

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            July 31, 2001           Year Ended
                                              (Unaudited)     January 31, 2001
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          3,583,604            8,585,489

Net realized gain (loss) from investments          12,534                4,135

Net unrealized appreciation (depreciation)
   of investments                                     545                9,202

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    3,596,683            8,598,826
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (3,583,604)          (8,585,489)
-------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                 526,740,365          647,823,397

Dividends reinvested                            1,978,961            5,546,718

Cost of shares redeemed                      (518,071,513)        (596,220,994)

INCREASE (DECREASE) IN NET ASSETS

   FROM BENEFICIAL INTEREST TRANSACTIONS       10,647,813           57,149,121

TOTAL INCREASE (DECREASE) IN NET ASSETS        10,660,892           57,162,458
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           257,910,745          200,748,287

END OF PERIOD                                 268,571,637          257,910,745

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                          Six Months Ended
                                             July 31, 2001                             Year Ended January 31,
                                                                    ---------------------------------------------------------------

                                                (Unaudited)         2001          2000          1999           1998          1997
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                                1.00          1.00          1.00          1.00           1.00          1.00

Investment Operations:

Investment income--net                                .014          .034          .026          .028           .030          .028

Distributions:

Dividends from investment
   income--net                                       (.014)        (.034)        (.026)         (.028)        (.030)        (.028)

Net asset value, end of period                        1.00          1.00          1.00           1.00          1.00          1.00
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                   2.78(a)          3.50          2.64           2.79          3.01          2.86
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                               .58(a)           .59           .63            .64           .63           .60

Ratio of net investment income
   to average net assets                           2.77(a)          3.44          2.60           2.75          2.97          2.82

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                            --              --           --            --             .01           .06
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     268,572       257,911       200,748        205,284       179,663       191,996

(A) ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus  Massachusetts  Municipal  Money  Market Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal and Massachusetts income taxes as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A, which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor") , a wholly-owned subsidiary of Manager, is the distributor of the fund's shares,
which    are    sold    to    the    public    without    a    sales   charge.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Trustees to represent the fair value of the fund's investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments
represents    amortized    cost.

Under the terms of the custody agreement, the fund received net earnings credits of $20,733 during the period ended July 31, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $30,800 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to January 31, 2001. If not applied, $26,400 of the carryover expires in fiscal 2003, $1,000 expires in fiscal 2004, $300 expires in fiscal 2005, $2,700 expires in fiscal 2006 and $400 expires in fiscal 2007.

At July 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 2--Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended July 31, 2001, the fund was charged $29,381 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency service for the fund. During the period ended July 31, 2001, the fund was charged $15,835 pursuant to the transfer agency agreement.

(c) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,000. The Chairman of the Board receives an additional 25% of such compensation.


                                                           For More Information

                        Dreyfus Massachusetts Municipal
                        Money Market Fund
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                      Transfer Agent &

                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  639SA0701